                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints BRIAN GREENSPAN as his true and lawful attorney-in fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statements listed on the attached schedule, for AMERICAN GENERAL LIFE INSURANCE COMPANY COMPANY and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK which serve as Depositors and NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. which serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional insurance and annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his substitute, shall do or cause to be done by virtue hereof.

Signature                                 Title                     Date
---------                                 -----                     ----

/s/ DAVID H. McELROY          Director, President, CEO and    November 1, 2019
                              Chairman of the Board of
----------------------------  Directors
DAVID H. McELROY

/s/ ALEXANDER R. BAUGH        Director                        November 1, 2019
----------------------------
ALEXANDER R. BAUGH

/s/ THOMAS A. BOLT            Director                        November 1, 2019
----------------------------
THOMAS A. BOLT

/s/ RICHARD A. BRASSINGTON    Director                        November 1, 2019
----------------------------
RICHARD A. BRASSINGTON

/s/ ELIAS F. HABAYEB          Director and Chief Financial    November 1, 2019
----------------------------  Officer
ELIAS F. HABAYEB

/s/ ANTHONY TATULLI           Director                        November 1, 2019
----------------------------
ANTHONY TATULLI

/s/ ANTHONY VIDOVICH          Director                        November 1, 2019
----------------------------
ANTHONY VIDOVICH

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                     GUARANTOR PRODUCT SCHEDULE - 11/1/19

Registrant Name                                       File Nos.
---------------                         ---------------------------------------
AGL Separate Account I                  333-185839 Old Profile VA, Paradigm
811-05301                               VA, Profile VA, Trilogy VA
                                        333-185827 Gallery VA
                                        333-185843 The Variable Annuity
                                        333-185789 Ovation VA
                                        333-185817 Ovation Advisor VA
                                        333-185836 Ovation Plus VA
                                        333-185823 Group Immediate VA Contract
                                        (RG_RET)
                                        333-185785 Group Immediate VA Contract
                                        (Vanguard)
                                        333-185819 Immediate VA Contract
                                        (Vanguard Individual)

AGL SEPARATE ACCOUNT II                 333-185833 AGLD Gallery Life (Indi) VUL
811-04867                               AGLD Flexible Premium VUL
                                        333-185812 AGL Flexible Premium Group
                                        VUL
                                        333-185761 AGL Executive Advantage VUL
                                        333-185782 AGLD Polaris Life VUL
                                        AGLD Gemstone Life VUL
                                        333-185830 AGL Polaris Survivorship
                                        Life VUL

USL SEPARATE ACCOUNT USL A              333-171499 Group Immediate VA Contract
811-04865                               (RG-RET)
                                        333-171496 Group Immediate CA Contract
                                        (Vanguard)
                                        333-171503 Old Profile VA (single
                                        premium),
                                        Gallery VA, Paradigm VA, New
                                        Profile VA (Flex Premium),
                                        Trilogy VA
                                        333-171495 Ovation VA
                                        333-171502 Ovation Advisor VA
                                        333-171500 Ovation PLUS VA
                                        333-171501 The Variable Annuity VA

USL Separate Account USL B              333-171493 USL Executive Advantage VUL
811-04865-01                            333-171498 USL Flexible Premium
                                        333-171497 USL Gemstone

                                    AH - 2